Disclosure - Share-Based Payments - Summary of Details of Share Based Payment Arrangement Free Shares (Parenthetical) (Detail) - Free Share [member]	12 Months Ended
Dec. 31, 2018
Grant Date One And Two [member]
Disclosure of terms and conditions of share-based payment arrangement [line items]
Acquisition of free shares upon achievement of performance criteria, description	The acquisition of free shares is contingent for certain individuals (the "Key Managers"), including Dr. Benhamou, upon the achievement of the three performance criteria
Grant date eight, nine, ten and eleven [member]
Disclosure of terms and conditions of share-based payment arrangement [line items]
Acquisition of free shares upon achievement of performance criteria, description	The acquisition of free shares is contingent for all the employees, including Dr. Benhamou, upon the achievement of the three performance criteria